SETTLEMENT STIPULATION AND RELEASE

This Settlement Stipulation and Release (“Stipulation”) is made and entered into as of March 25, 2011 (the “Settlement Date”), by and among NATIONAL AUTOMATION SERVICES, INC., a Nevada corporation (“NAS”), INTECON, INC., an Arizona corporation (“Intecon”), INTUITIVE SYSTEMS SOLUTIONS, INC., a Nevada corporation (“ISS”), and ROBERT CHANCE, individually (“Chance”) (NAS, Intecon, ISS and Chance shall collectively be referred to herein as the “NAS Parties”), TRAFALGAR CAPITAL SPECIALIZED INVESTMENT FUND, LUXEMBOURG, a Luxembourg SICA V Fund, also known as TRAFALGAR CAPITAL SPECIALIZED INVESTMENT FUND, FIS, a foreign general partnership (“Trafalgar Luxembourg”), TRAFALGAR CAPITAL Sarl (“Trafalgar Sarl”), TRAFALGAR CAPITAL ADVISORS, a Florida corporation (“TCA”) (Trafalgar Luxembourg, Trafalgar Sarl, Trafalgar FIS and TCA shall collectively be referred to herein as the “Trafalgar Parties”), (the NAS Parties and Trafalgar Parties shall collectively be referred to herein as the “Parties”), with reference to the following facts:

(Each of the above Parties shall include singular and plural, their past, present and future representatives, legal representatives, assigns, transferees, successors, heirs, members, partners, subsidiaries, affiliates, including, without limitation, all subsidiaries and affiliates, parents and venturers, including, without limitation, their past, present and future principals, attorneys, agents, officers, directors, shareholders, employees, and predecessors wherever the context so admits or requires of either Party)

WHEREAS, on or around March 26, 2008, July 15, 2008 and December 18, 2008 the Parties entered into a series of financing transactions as more particularly described and set forth in Exhibit “A” hereto and fully incorporated herein by reference (collectively, the “Transaction Documents”);

WHEREAS, the Parties stipulate and agree that the Transaction Documents are the only agreements that exist between the Parties as of the date hereof;

WHEREAS, on April 23, 2009, NAS, Intecon and ISS filed the following styled action in the U.S. District Court for the Southern District of Florida against the Trafalgar Parties: National Automation Services, Inc., et al. v. Trafalgar Capital Specialized Investment Funds, FIS, et al.; Southern District of Florida, Case No. 09-CV-60599 (the “NAS Action”);

WHEREAS, on October 23, 2009 the Trafalgar Parties filed the following styled action in the U.S. District Court for the Southern District of Florida against the NAS parties: Trafalgar Capital Specialized Investment Fund v. National Automation Services, Inc., et al.; Southern District of Florida; Case No. 09-CV-61739 (the “Trafalgar Action”);

WHEREAS, the NAS Action and the Trafalgar Action have been consolidated for discovery purposes (the “Consolidated Action”);

WHEREAS, the Parties agree that there has been no determination as to the nature of the Financing Transaction;

NOW, THEREFORE, in consideration of the promises, covenants, warranties, and representations set forth herein, the Parties agree as follows:

1.

Recitals. Each of the recitals set forth above are true and correct.

2.

Liens and Encumbrances. The Parties agree that to the best of their knowledge that the following are the only liens and/or encumbrances that any of the Trafalgar Parties own and/or hold with respect to any of the NAS Parties (collectively, the “Encumbrances”):

i.

the UCC-1 Financing Statements attached, referenced and/or mentioned in Composite Exhibit “B” attached hereto as pages B-1 through and including B-69 (the “Financing Statements”);

ii.

that certain Security Agreement by and between National Automation Services, Inc. (the “Company”) and the Buyers listed on Schedule I attached to the Securities Purchase Agreement dated July __, 2008;

iii.

Security Agreement by and between National Automation Services, Inc., Intuitive Systems Solutions, Inc., Intecon, Inc. and Trafalgar Capital Specialized Investment Fund, FIS dated December 18, 2008; and

iv.

Pledge Agreement by and between National Automation Services, Inc. and Trafalgar Capital Specialized Investment Fund, FIS dated December 18, 2008.

b)

Authorization to File and Record UCC-3 Termination Statements. Provided that NAS does not file for bankruptcy protection within ninety days from the Settlement Date (the “Release Stay Period”), then on the ninety-first (91st) day from the Settlement Date , the NAS Parties shall be authorized to file and/or record, at their sole and absolute discretion, UCC-3 Termination Statements terminating the effectiveness of each and every one of the Encumbrances including, without limitation, the Financing Statements in any state, county, city or other jurisdiction that the NAS Parties in their sole and absolute discretion deem appropriate.

c)

Non-Interference and Non-Disparagement Covenant. The Trafalgar Parties covenant and agree not to interfere, disparage, defame or otherwise impede any of the NAS Parties from obtaining debt or equity financing from any third party during the Release Stay Period and thereafter. Specifically, and without limitation, the Trafalgar Parties shall not seek to enforce and/or foreclose upon any of the Encumbrances and/or Financing Statements during the Release Stay Period and thereafter provided that the NAS does not file for bankruptcy protection during the Release Stay Period.

d)

No Other Liens or Encumbrances. To the best of the Parties’ knowledge, other than the Encumbrances, the Trafalgar Parties, or any of them, do not own or hold any other liens and/or encumbrances of any kind against any of the NAS Parties including, without limitation, against any of the NAS Parties’ assets including, without limitation, goods, inventory, contract rights, general intangibles, documents, warehouse receipts, instruments, chattel paper, account receivables, future authorizations, permits, licenses, franchises, products, proceeds, equity interests, securities, investments and/or real property. Also to the best of the Parties’ knowledge, other than the Encumbrances, including the Financing Statements, no other liens and/or encumbrances have been filed and/or recorded by any of the Trafalgar Parties and/or by any of their direction with respect to any of the NAS Parties.

e)

Further Execution. The Trafalgar parties shall execute, or cause to be executed, any other releases or other documents that may be necessary to release any encumbrances and/or liens not released by this Stipulation.

3.

Payment to Trafalgar Luxembourg. NAS, by and through a third party payor, shall deliver payment in cleared funds to the Trafalgar Parties in the sum of $300,000.00 made payable to Schoeppl & Burke, P.A. Trust Account f/b/o Trafalgar Capital Specialized Investment Fund, Luxembourg (the “Settlement Sum”) forthwith upon receipt of the fully executed Stipulation by all of the Parties hereto. The payment of the Settlement Sum shall be made via wire transfer in accordance with the wire instructions attached hereto as Exhibit “H.” In the event payment of the Settlement Sum is delivered prior to the full execution of this Stipulation, counsel for the Trafalgar Parties shall hold the Settlement Sum in escrow and shall be authorized to disburse upon full execution of this Stipulation. In addition to the Settlement Sum, NAS shall execute and deliver to Trafalgar Luxembourg a promissory note in the form attached hereto as Exhibit “I” in the principal amount of $200,000 payable within 6 months from the Settlement Date accruing interest at the rate of seven percent (7%) simple interest per annum with interest only due in arrears and principal due at maturity, with no pre-payment penalty (the “NAS Note”). Chance shall also execute and deliver to Trafalgar Luxembourg a personal guaranty in the form attached hereto as Exhibit “J” guarantying NAS’s payment of the NAS Note (the “Chance Guaranty”).

4.

Delivery of Additional Stock. Within a reasonable period of time, not to exceed 20 days from the full execution of this Stipulation by all Parties hereto, the NAS Parties shall cause 7,645,821 shares of NAS common stock to be issued and delivered to the Trafalgar Parties which shall be registered in the name of DZ PrivatBank FBO Trafalgar Capital Specialized Investment Fund (“Additional Stock”) and delivered to Trafalgar c/o Carl Schoeppl, Esq., Schoeppl & Burke, P.A., 4651 North Federal Highway, Boca Raton, Florida, as counsel for the Trafalgar Parties. NAS agrees to provide Trafalgar with piggy back registration rights on NAS’s next S-1 filing with respect to the Additional Stock delivered pursuant to this Stipulation.

5.

Registration. NAS shall provide Trafalgar with piggy back registration rights in NAS’s next S-1 filing for the 2,150,000 shares of NAS common stock issued to Trafalgar prior to the Settlement Date or, alternatively, shall deliver to Trafalgar a Rule 144 opinion letter in the form acceptable to the Parties once NAS is permitted to do so under applicable law, whichever to occur first.

6.

Conditional Delivery of Additional Stock. Within a reasonable period of time, not to exceed 20 days from the full execution of this Stipulation by all Parties hereto,, NAS shall execute and deliver to its Transfer Agent the irrevocable instructions for issuance of common stock in the form attached hereto as Exhibit “D” (“Irrevocable Instructions”).

7.

Dismissal with Prejudice of Litigation. Immediately upon delivery of the Payment, Additional Stock, and Irrevocable Instructions as set forth above, the Parties shall execute a Joint Stipulation of Dismissal, With Prejudice, in the Consolidated Action, in the form attached hereto as Exhibit “M”, which shall provide for the dismissal with prejudice of the NAS Action and the Trafalgar Action, with each party to bear their own attorneys’ fees and costs together with a proposed order of dismissal, in the form attached hereto as Exhibit “N”, providing that the Court shall retain jurisdiction to enforce the terms of this Stipulation and specifically finding that the Transaction Documents including, without limitation, that certain Revolving Note in the amount of $1,000,000.00 made by National Automation Services, Inc., Intuitive System Solutions, Inc. and Intecon, Inc. in favor of Trafalgar Capital Specialized Investment Fund, FIS are cancelled, void and of no further force or effect.

8.

Satisfaction of Transaction Documents and Release of Liens. Simultaneous with the delivery of the Payment, Additional Stock, and Irrevocable Instructions as set forth above, the Trafalgar Parties shall execute and deliver to the NAS Parties that certain Satisfaction of Note, Security Agreements, Transaction Documents and UCC-1 in the form attached hereto as Exhibit “E” (the “Satisfaction”). The Trafalgar Parties shall execute, or cause to be executed, such other and further documents that may reasonably be necessary to effectuate the release of liens and encumbrances called for by this Paragraph; provided, however, that the NAS Parties prepare, at their sole cost and expense, such other and further documents and the foregoing are in acceptable form to counsel for the Trafalgar Parties.

9.

Default Judgment. In the event that NAS files for bankruptcy protection during the Release Stay Period, the Trafalgar Parties shall be entitled to the immediate entry of a default final judgment in their favor and against NAS for the liquidated amount of $2.7 Million, less any payments received from any of the NAS Parties from and after the Settlement Date. In conjunction with the execution of this Agreement, NAS shall execute and deliver to the Trafalgar Parties a Consent to the Entry of Final Judgment in the form attached hereto as Exhibit “K” for entry of a Final Consent Judgment Against NAs in the form attached hereto as Exhibit “L.”

10.

Press Release. Upon the full execution of this Agreement, the Parties shall issue a mutually agreeable press release stating that the Consolidated Action has been amicably resolved and in a manner satisfactory to all Parties.

11.

Release of Claims and Covenant Not to Sue.

a)

Release of NAS Parties. Simultaneous with the NAS Parties’ satisfaction of the conditions set forth in Paragraphs 3 through 6 above, the Trafalgar Parties shall execute and deliver to the NAS Parties a General Release and Covenant Not to Sue in the form attached hereto as Exhibit “F.”

b)

Release of Trafalgar Parties. Simultaneous with the Trafalgar Parties’ timely satisfaction of the conditions set forth in Paragraphs 7 and 8 above, the NAS Parties shall execute and deliver to the Trafalgar Parties a General Release and Covenant Not to Sue in the form attached hereto as Exhibit “G.”

12.

Choice of Law. The laws of the State of Florida shall govern the construction, enforcement and interpretation of this Stipulation, regardless of and without reference to whether any applicable conflicts of laws principles may point to the application of the laws of another jurisdiction.

13.

Venue, Jurisdiction. The Parties hereby agree that the exclusive venue and jurisdiction to resolve any and all disputes between them including, without limitation, any disputes arising out of or relating to this Stipulation, and any and all alleged underlying obligations of the Released Claims shall be in the U.S. District Court for the Southern District of Florida. The Parties consent to personal jurisdiction and venue in the Southern District of Florida and waive any defense of forum non conveniens, lack of personal jurisdiction, or like defense.

14.

Reasonableness. The Parties stipulate and agree that the provisions contained in this Stipulation are reasonable, that no Party had overwhelming bargaining power, and that the terms of this Stipulation are not violative of any state or federal statute or policy.

15.

Enforceability. This Stipulation shall be enforced to the maximum extent permitted by law. In the event that any provision of this Stipulation is found to be unenforceable, void, or invalid, that finding shall not affect the enforceability or validity of any other provision hereof.

16.

Entire Agreement. This Stipulation embodies the entire agreement and understanding between the Parties, and supersedes any and all prior or concurrent stipulations, understandings, statements, assurances, assumptions, premises, promises, agreements, discussions or representations, oral or written, relating to the subject matter of this Stipulation, and/or the facts underlying the dispute between the Parties. None of the Parties has made any representations upon which either Party has relied that are not contained in this Stipulation. None of the Parties is relying on an unstated assumption, premise or condition not contained in this Stipulation.

17.

Construction. It is understood that this Stipulation was negotiated and prepared by the Parties and their counsel as a combined effort designed to meet their desires and needs. This Stipulation shall be interpreted without regard to any presumption or rule requiring interpretation against the drafter or the Party causing this Stipulation to be prepared.

18.

No Modification or Waiver. No modification or waiver of any of the terms of this Stipulation shall be valid unless in writing and executed by all the Parties with the same formality as this Stipulation. No waiver of any breach hereof or default hereunder shall be deemed a waiver of any subsequent breach or default of the same or similar or dissimilar nature. No course of dealing or course of conduct shall be effective to amend, modify or change any provision of this Stipulation. Notwithstanding any applicable law, the terms of this Paragraph may not be waived by any course of dealing or course of conduct.

19.

Counterparts. The Parties agree that this Stipulation may be executed in counterparts and will become effective immediately upon execution by all the Parties, subject to exchange of signature pages and subject to the stipulations set forth above. Facsimile signatures shall be binding to the same extent as originals.

20.

Attorneys’ Fees. Each Party shall bear their own attorneys’ fees and costs in any legal action or other proceeding arising out of or relating to this Stipulation, the prevailing Party shall be entitled to recover from the non-prevailing Party all of the attorneys’ fees and court costs incurred by the prevailing Party, with no exception, (including costs and fees incurred prior to the filing of any lawsuit, costs and fees incurred at the trial court and appellate court levels, and costs and fees incurred as a result of litigating entitlement to, or the amount of, any fees awarded under this Stipulation).

21.

Notice. Any and all notices, demands or communications required or permitted to be given hereunder shall be in writing and sent by overnight mail to:

NAS Parties at:

Mr. Robert Chance

2470 St. Rose Parkway, Suite 311

Henderson, NV 89074

Copy to:

William R. Clayton, Esq. and Avi Benayoun, Esq.

401 East Las Olas Boulevard

Suite 2000

Fort Lauderdale, FL 33301

Trafalgar Parties at:

c/o Carl F. Schoeppl, Esq.

Schoeppl & Burke, P.A.

4651 North Federal Highway

Boca Raton, Florida 33431

Or to such other addresses as any Party may hereafter provide to the other in writing as a notice of change of address. Each such notice, demand or other communication shall be effective upon receipt by any of the Parties’ recipients.

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[SIGNATURES APPEAR ON NEXT PAGE]

For The NAS Parties

NATIONAL AUTOMATION

SERVICES,

INC., a Nevada corporation

By: /s/ Robert W. Chance

Name: Robert W. Chance

Title: President and CEO of NAS

INTECON, INC., an Arizona corporation

By: /s/ Brandon Spiker

Name: Brandon Spiker

Title: President

INTUITIVE SYSTEMS SOLUTIONS, INC.,

                                                                               a Nevada corporation

By: /s/ Jody Hanley

Name: Jody Hanley

Title: President

/s/ Robert W. Chance

ROBERT CHANCE, individually

For The Trafalgar Parties

TRAFALGAR CAPITAL SPECIALIZED

                                                                              INVESTMENT FUND, LUXEMBOURG, a                                                                               Luxembourg SICA V Fund, also known as,                                                                               Trafalgar Capital Specialized Investment                                                                               Fund, FIS, a foreign general partnership

                                                                                                       By:  Trafalgar Capital Sarl Its: General Partner

By: /s/ B. Vayderscheldey

Name: Bruno Vayderscheldey

Title: Manager

TRAFALGAR CAPITAL Sarl

By: /s/ B. Vayderscheldey

Name: Bruno Vayderscheldey

Title: Manager

TRAFALGAR CAPITAL ADVISORS, a

                                                                               Florida corporation

Listing of Exhibits

Exhibit A -

Transaction documents

Exhibit B -

UCC-1 Financing Statements

Exhibit C -

INTENTIONALLY OMITTED

Exhibit D -

NAS Transfer Agent the irrevocable instructions for issuance of common stock

Exhibit E -

Documents and UCC-1

Exhibit F -

NAS General Release and Covenant Not to Sue

Exhibit G -

Trafalgar Parties a General Release and Covenant Not to Sue

Exhibit H -

Wire instructions

Exhibit I -

NAS to Trafalgar Luxembourg Promissory note

Exhibit J -

NAS to Trafalgar Luxembourg Personal guaranty

Exhibit K -

Consent to the Entry of Final Judgment

Exhibit L -

Final Consent Judgment against NAS

Exhibit M -

Joint Stipulation of Dismissal, With Prejudice, in the Consolidated Action

Exhibit N -

Proposed order of dismissal